CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Condensed
Financial Information" and "Transfer and Dividend Disbursing Agent,
Custodian, Counsel and Independent Auditors" and to the use of our report dated February 2, 1998, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-9654) of Dreyfus New York Insured Tax Exempt Bond Fund.

                                               /s/Ernst & Young
                                               ERNST & YOUNG LLP


New York, New York
April 13, 1998